UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________________________
FORM 8-K
_____________________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 5, 2025
_____________________________________________________________________________________
PENN Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________________________________________________________

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of Principal Executive Offices, and Zip Code)

610-373-2400
Registrant's Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K with respect to the Investment Agreement Amendment (as defined below) is incorporated into this Item 1.01 by reference.
Item 2.02 Results of Operations and Financial Condition.
On November 6, 2025, PENN Entertainment, Inc. (the “Company”) issued a press release announcing the results of operations and financial condition for the three months ended September 30, 2025. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
On November 6, 2025, the Company and ESPN, Inc. (“ESPN”) issued a press release announcing that the Company and ESPN have mutually agreed upon the early termination of their sportsbook agreement (the “Sportsbook Agreement”), effective December 1, 2025 (the “Termination Date”). A copy of this press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 hereto, is being furnished to the U.S. Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.
Item 8.01 Other Events.
Termination of the Sportsbook Agreement
On November 5, 2025, the Company, ESPN and ESPN Enterprises, Inc. entered into an agreement (the “Termination Agreement”) to terminate the Sportsbook Agreement, effective on the Termination Date. The Termination Agreement provides that upon the Termination Date, (i) the Company will cease using all ESPN trademarks, including “ESPN BET”, and re-brand its sportsbook from “ESPN BET” to “theScore Bet” (or another brand as determined in the Company’s sole discretion), (ii) all integrations, and any other exclusivities, and any planned traditional media purchases provided under the Sportsbook Agreement will cease and (iii) all functionality to link ESPN accounts to ESPN BET accounts will be removed. The Termination Agreement provides that if the Company has not received all necessary regulatory approvals for the rebranding of its sportsbook prior to the Termination Date, then the Company shall have the right to continue using “ESPN BET Sportsbook” as the name of its sportsbook until two (2) business days following the date that the Company has received all necessary regulatory approvals for the rebranding (but in any event no later than December 15, 2025 unless the parties have agreed to an extension).
The Termination Agreement provides that the Company will pay ESPN a total of $38.1 million in the fourth quarter of 2025 in respect of all remaining fees owed through the Termination Date. In addition, the Company has agreed to pay ESPN a total of $5 million following the Termination Date for traditional media to support theScore Bet and/or Hollywood iCasino offerings. The Termination Agreement provides that these payments will settle all outstanding payment obligations from the Company to ESPN under the Sportsbook Agreement.
ESPN has agreed that for a period of fifteen (15) months following the Termination Date it will not (i) license the “ESPN BET” brand to another sportsbook for the purposes of re-branding such sportsbook as “ESPN BET” within the United States or (ii) itself operate a sportsbook within the United States named “ESPN BET”.
The Termination Agreement provides that the Company and ESPN will continue to own their respective end user data.
Amendment to the Investment Agreement
On November 5, 2025, in connection with entry into the Termination Agreement, the Company and ESPN entered into an Amendment No. 1 to Investment Agreement (the “Investment Agreement Amendment”) to amend certain terms of the Investment Agreement, dated as of August 8, 2023, by and between the Company and ESPN (the “Investment Agreement”). Pursuant to the Investment Agreement Amendment, on November 5, 2025, each Initial Warrant (as defined in the Investment Agreement) was deemed vested through and including February 8, 2026, such that (i) the Tranche A Warrant (as defined in the Investment Agreement) represents the right to purchase 3,177,610 shares of the Company common stock, par value $0.01 per share (“Shares”), with an exercise price of $26.08, (ii) the Tranche B Warrant (as defined in the Investment Agreement) represents the right to purchase 3,200,930 Shares with an exercise price of $29.99 and (iii) the Tranche C Warrant (as defined in the Investment Agreement) represents the right to purchase 1,578,670 Shares with an exercise price of $32.60.
The Investment Agreement Amendment provides that effective as of November 5, 2025, the unvested portion of each Initial Warrant was immediately and automatically forfeited and canceled for no consideration without any further action required by the Company or ESPN and the Company will have no obligation to issue any Bonus Warrant (as defined in the Investment Agreement).
The Investment Agreement Amendment also provides that the definition of “Fall-Away of Purchaser Board Rights” will be amended to mean December 1, 2025 and that the Purchaser Board Observer (as defined in the Investment Agreement) will immediately resign from the board of directors of the Company (the “Board”) on December 1, 2025 in accordance with the Investment Agreement.

The summary of the Investment Agreement Amendment in this Current Report on Form 8-K is qualified by reference to the full text of the Investment Agreement Amendment, which is included as Exhibit 4.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.
The Investment Agreement Amendment has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company, ESPN or their respective subsidiaries and affiliates or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. The covenants contained in the Investment Agreement Amendment were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Investment Agreement Amendment, may be subject to limitations agreed upon by the parties. Investors should not rely on the covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, ESPN or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the covenants may change after the date of the Investment Agreement Amendment, which subsequent information may or may not be fully reflected in public disclosures by the Company, ESPN or their subsidiaries or affiliates.
Share Repurchase Program
On October 30, 2025, the Board approved a new $750 million share repurchase program, subject to the finalization of and entry into the Termination Agreement and the Investment Agreement Amendment. The new three-year authorization commences on January 1, 2026 and expires on December 31, 2028 and will take effect after the Company’s existing $750 million share repurchase program expires on December 31, 2025. Repurchases by the Company will be subject to available liquidity, general market and economic conditions, alternate uses for the capital and other factors. Share repurchases may be made from time to time through a 10b5-1 trading plan, open market transactions, block trades or in private transactions in accordance with applicable securities laws and regulations and other legal requirements. There is no minimum number of shares that the Company is required to repurchase and the repurchase program may be suspended or discontinued at any time without prior notice.
Rule 10b5-1 allows a company to purchase its shares at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. Under a 10b5-1 plan, the Company’s third party broker, subject to the rules and regulations of the SEC, will have authority to repurchase the Company’s common stock in the open market or through privately negotiated transactions in accordance with the terms of such 10b5-1 plan.
Forward Looking Statement
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” “look forward to,” or “anticipates” or the negative or other variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Specifically, forward-looking statements include, but are not limited to, statements regarding the amount and timing of the Company’s potential share repurchases and the Company’s available liquidity, general market and economic conditions.
These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results, or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including the possibility that the Company’s repurchase programs may be suspended or discontinued; economic factors and market conditions and their impact on the Company’s ability to finance and effect share repurchases; and those factors described in the Company’s filings with the SEC, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Amendment No. 1 to Investment Agreement, dated as of November 5, 2025, by and between PENN Entertainment, Inc. and ESPN, Inc.
99.1	Press release dated November 6, 2025 of PENN Entertainment, Inc. (furnished under Item 2.02)
99.2	Press release dated November 6, 2025 of PENN Entertainment, Inc. and ESPN, Inc. (furnished under Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 6, 2025	PENN Entertainment, Inc.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy and Legal Officer and Secretary